GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	6 Months Ended
Jun. 30, 2016
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
In February 2016, the offshore support vessel Sea Bear, which was accounted for as a direct financing lease asset, was sold to an unrelated third party. A gain of $14,000 was recorded on the disposal, the proceeds of which included $5.1 million gross sales proceeds and an early termination of charter compensation of $11.6 million, at fair value (see Note 15: Related party transactions). An impairment charge of $8.1 million had been recorded against the carrying value of this vessel in the year ended December 31, 2015.